UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 12, 2007

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

700 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

As disclosed in our last two Quarterly Reports on Form 10-Q, we received a letter dated February 5, 2007 from the Staff of the Division of Corporation Finance of the Securities and Exchange Commission with respect to our Annual Report on Form 10-K filed for the fiscal year ended October 31, 2006, and a follow-up letter on April 11, 2007. The SEC Staff letters related to our planned adoption of Staff Accounting Bulletin No. 108 and our expected correction of historical non-material uncorrected differences related to share-based compensation upon adoption of SAB 108. We responded to both of these letters and, on June 12, 2007, we received a letter from the SEC Staff stating that they have completed their review of our Form 10-K and related filings and have no further comments at this time.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2007	SYNOPSYS, INC.

/s/ Brian E. Cabrera
Brian E. Cabrera
Vice President, General Counsel
and Corporate Secretary